UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2009

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2009, Nanometrics Incorporated (“Nanometrics”) held its 2009 Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders of Nanometrics approved, among other items, (a) the amendment and restatement of the Nanometrics Incorporated 2005 Equity Incentive Plan (the “2005 Incentive Plan”), which amendments allow in 2009 for a one-time stock option exchange program for eligible employees and executive officers (the “Option Exchange Program”) and clarify the 2005 Incentive Plan term and (b) the amendment and restatement of the Nanometrics Incorporated 2003 Employee Stock Purchase Plan (the “2003 Stock Plan” and together with the 2005 Incentive Plan, the “Plans”), which amendment to the 2003 Stock Plan increased the number of shares reserved for issuance under the 2003 Stock Plan by 1,200,000 shares (the “Plan Increase”). In addition to the Plan Increase, the Board of Directors of Nanometrics amended the 2003 Stock Plan to (i) reduce the number of shares of common stock that may be purchased by any one employee during each offering period from 5,000 shares to 4,000 shares and (ii) limit the aggregate number of shares of common stock that may be purchased under the 2003 Stock Plan in a single offering period to 200,000 shares.

The text of the amendments to the Plans and the material terms of the proposed Option Exchange Program are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2009 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing description of the amendments to the Plans contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Plans filed with the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Nanometrics Incorporated Amended and Restated 2003 Employee Stock Purchase Plan (incorporated by reference to Appendix 1 to the definitive proxy statement filed by Nanometrics on April 21, 2009)

10.2	Nanometrics Incorporated 2005 Equity Incentive Plan (incorporated by reference to Appendix 2 to the definitive proxy statement filed by Nanometrics on April 21, 2009)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2009	NANOMETRICS INCORPORATED

/s/ James P. Moniz
James P. Moniz Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Nanometrics Incorporated Amended and Restated 2003 Employee Stock Purchase Plan (incorporated by reference to Appendix 1 to the definitive proxy statement filed by Nanometrics on April 21, 2009)

10.2	Nanometrics Incorporated 2005 Equity Incentive Plan (incorporated by reference to Appendix 2 to the definitive proxy statement filed by Nanometrics on April 21, 2009)